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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 1999



                              QUALCOMM INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



         0-19528                                        95-3685934
 (Commission File No.)                         (IRS Employer Identification No.)



                              5775 MOREHOUSE DRIVE
                        SAN DIEGO, CALIFORNIA 92121-1714
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (619) 587-1121



                               6455 LUSK BOULEVARD
                           SAN DIEGO, CALIFORNIA 92121
          (Former address of principal executive offices and zip code)



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ITEM 5.  OTHER EVENTS.

         On July 19, 1999, QUALCOMM Incorporated announced its earnings for the third fiscal quarter of 1999. The press release containing this announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1     Press release dated July 19, 1999.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       QUALCOMM INCORPORATED


Dated:  July 19, 1999                  By:   /s/ Anthony S. Thornley
                                             -------------------------
                                             Anthony S. Thornley
                                             Executive Senior Vice President and
                                             Chief Financial Officer



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                                INDEX TO EXHIBITS



             99.1     Press release dated July 19, 1999.